Loans	12 Months Ended
Dec. 31, 2011
Loans [Abstract]
Loans

NOTE 5 – LOANS

The composition of net loans by category as used by management to evaluate the quality of the portfolio is presented below.

	December 31,
	2011	2010
Loans secured by real estate-construction/development	$ 26,811,333	$ 41,855,338
Loans secured by real estate- single family (1)	14,341,533	19,604,943
Loans secured by real estate-nonfarm, non-residential	40,005,619	43,080,225
Loans secured by real estate-multifamily	1,694,088	1,793,400
Commercial and industrial	9,841,720	12,580,841
Consumer	687,072	999,453

Loans, gross	93,381,365	119,914,200
Less allowance for loan losses	(2,042,440)	(2,703,430)
Loans, net	$ 91,338,925	$ 117,210,770

(1)     The category includes HELOCs and junior liens.  HELOCs totaled $6.0 million and $7.6 million as of December 31, 2011 and 2010, respectively. Closed-end junior liens totaled $111,841 and $155,219 as of December 31, 2011 and 2010, respectively.

Loan Portfolio Composition

One of the primary components of the Bank's loan portfolio is loans secured by first or second mortgages on residential and commercial real estate. These loans generally consist of short to mid-term commercial real estate loans, construction and development loans, and residential real estate loans (including home equity and second mortgage loans). Interest rates may be fixed or adjustable and the Bank frequently charges an origination fee. The Bank has not purchased any loans. The Bank seeks to manage market and credit risk in the commercial real estate portfolio by emphasizing loans on owner-occupied office and retail buildings where the loan-to-value ratio at origination, established by independent appraisals, does not exceed 80%. In addition, the Bank generally requires personal guarantees of the principal owners of the property. The loan-to-value ratio at origination for first and second mortgage loans generally does not exceed 80%, and for construction loans, generally does not exceed 75% of cost. The Bank employs a reappraisal policy to routinely monitor real estate collateral values on real estate loans where the repayment is dependent on sale of the collateral. The Bank generally does not offer development loans with interest reserve features. In addition, in an effort to control interest rate risk, long term residential mortgages are not originated for the Bank's portfolio.

The Bank does not make long term (more than 15 years) mortgage loans to be held in its portfolio, and does not offer loans with negative amortization features or long-term interest only features, or loans with loan to collateral value ratios in excess of 100% at the time the loan is made. The Bank does offer loan products with features that can increase credit risk during periods of declining economic conditions, such as adjustable rate loans, short-term interest-only loans, and loans with amortization periods that differ from the maturity date (i.e., balloon payment loans). However, the Bank evaluates each customer's creditworthiness based on the customer's individual circumstances, and current and expected economic conditions, and underwrites and monitors each loan for associated risks. Loans made with exceptions to internal loan guidelines and those with loan-to-value ratios in excess of regulatory loan-to-value guidelines are monitored and reported to the Board of Directors on a monthly basis. The regulatory loan-to-value guidelines permit exceptions to the guidelines up to a maximum of 30% of total capital for commercial loans and exceptions for all types of real estate loans up to a maximum of 100% of total capital. As of December 31, 2011, the Bank had $3.7 million of loans which exceeded the regulatory loan to value guidelines. This amount is within the maximum allowable exceptions to the guidelines. Of the $3.7 million of loans with exceptions to the regulatory loan to value guidelines, $2.4 million, or approximately 63%, were not exceptions at the time the loans were made, but became exceptions upon reappraisal. Management routinely reappraises real estate collateral based on specific criteria and circumstances. If additional collateral is available, the Bank may require the borrower to commit additional collateral to the loan or take other actions to mitigate the Bank's risk.

The Bank makes loans for commercial purposes in various lines of business. Commercial loans include both secured and unsecured loans for working capital (including inventory and receivables), loans for business expansion (including acquisition of real estate and improvements), and loans for purchases of equipment and machinery. Equipment loans are typically made for a term of five years or less at either fixed or variable rates, with the loan fully amortized over the term and secured by the financed equipment. Working capital loans typically have terms not exceeding one year and are usually secured by accounts receivable, inventory or personal guarantees of the principals of the business. Commercial loans vary greatly depending upon the circumstances, and loan terms are structured on a case-by-case basis to better serve customer needs.

                The risks associated with commercial loans vary with many economic factors, including the economy in the Bank's market areas. The well-established banks in the Bank's market areas make proportionately more loans to medium- to large-sized businesses than the Bank makes. Many of the Bank's commercial loans are made to small- to medium-sized businesses, which typically are not only smaller, but also have shorter operating histories and less sophisticated record keeping systems than larger entities. As a result, these smaller entities may be less able to withstand adverse competitive, economic and financial conditions than larger borrowers. In addition, because payments on loans secured by commercial property generally depend to a large degree on the results of operations and management of the properties, repayment of such loans may be subject, to a greater extent than other loans, to adverse conditions in the real estate market or the economy.

The Bank makes a variety of loans to individuals for personal and household purposes, including secured and unsecured installment and term loans, and unsecured revolving lines of credit. The secured installment and term loans to consumers generally consist of loans to purchase automobiles, boats, recreational vehicles, mobile homes and household furnishings, with the collateral for each loan being the purchased property.

Consumer loans generally involve more credit risks than other loans because of the type and nature of the underlying collateral or because of the absence of any collateral. Consumer loan repayments are dependent on the borrower's continuing financial stability and are likely to be adversely affected by job loss, divorce and illness. Furthermore, the application of various federal and state laws, including federal and state bankruptcy and insolvency laws, may limit the amount which can be recovered on such loans in the case of default. In many cases, any repossessed personal property will not provide an adequate source of repayment of the outstanding loan balance.

 Portfolio Segment MethodologyThe Bank segments its loan portfolio into groups of loans that mirror the regulatory reporting segments for loans, which are based on specific definitions in the Code of Federal Regulations and used in the regulatory call report. Those categories are presented in the table above and are the same categories used by management to analyze credit quality and the adequacy of the allowance for loan losses.  The Bank has been, and will continue to be, reliant on loans with real estate collateral. Under the regulatory guidelines loans with real estate collateral are reported based on various additional sub-categories, such as construction loans, loans collateralized by single family homes, including home equity lines of credit ("HELOC"), and non-residential properties.

Allowance for loan losses

                The provision for loan losses charged to operating expenses reflects the amount deemed appropriate by management to establish an adequate reserve to meet the probable loan losses incurred in the current loan portfolio. Management's judgment is based on periodic and regular evaluation of individual loans, the overall risk characteristics of the various portfolio segments, past experience with losses, delinquency trends, and prevailing economic conditions. To estimate the amount of allowance necessary the Company separates the portfolio into segments. The portfolio is first separated into groups according to the internal loan rating assigned by management. Loans rated "Special Mention", "Substandard", "Doubtful" or "Loss," as defined in the Bank's loan policy (and below), are evaluated individually for impairment. The Company uses regulatory call report codes to stratify the remaining portfolio and tracks the Bank's own charge-offs and those of peer banks using FDIC Call Report data. The Bank's own charge-off ratios by call report code are used to project potential loan losses in the future on loans that are rated "Satisfactory" or better. Charge-off ratios may be increased or decreased based on other environmental factors which may need to be considered, such as unemployment rates and volatility of real estate values. While management uses the best information available to it to make evaluations, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used in making the evaluations. The allowance for loan losses is also subject to periodic evaluation by various regulatory authorities and may be subject to adjustment upon their examination.

Credit Quality Indicators

Loans on the Bank's watch list (including loans rated Special Mention, Substandard, Doubtful or Loss as defined below and in the Bank's loan policy) are evaluated individually for impairment and are shown in the table below. Loans rated Doubtful or Loss are generally charged-off, unless specific circumstances warrant the loan's remaining in the portfolio, even with a grade of Doubtful or Loss. Loans rated Satisfactory are also summarized in the table below.

	December 31, 2011
	Special Mention	Substandard	Doubtful/ Loss	Satisfactory

Loans secured by real estate – construction	$ 2,175,614	$ 8,414,868	$ -	$ 16,220,851
Loans secured by real estate – single family (1)	621,891	1,243,161	-	12,476,481
Loans secured by real estate – multi-family	-	692,673	-	1,001,415
Loans secured by real estate –nonfarm, nonresidential	4,087,623	1,963,116	-	33,954,880
Commercial and industrial loans	225,310	303,192	-	9,313,218
Consumer loans	-	216	-	686,856
Total	$ 7,110,438	$ 12,617,226	$ -	$ 73,653,701

	December 31, 2010
	Special Mention	Substandard	Doubtful/Loss	Satisfactory

Loans secured by real estate – construction	$ 2,217,173	$ 10,608,496	$ -	$ 29,029,669
Loans secured by real estate – single family (1)	1,389,483	2,894,266	-	15,321,194
Loans secured by real estate – multi-family	-	-	-	1,793,400
Loans secured by real estate –nonfarm, nonresidential	1,439,121	661,532	-	40,979,572
Commercial and industrial loans (2)	79,744	86,379	992,027	11,422,691
Consumer loans	1,796	1,869	-	995,788
Total	$ 5,127,317	$ 14,252,542	$ 992,027	$ 99,542,314

(1)     Includes HELOC loans.

(2)     The total loans classified as doubtful as of December 31, 2010 were repaid in full in 2011 (with no loss to the principal balance for the Company). They were classified as doubtful as of December 31, 2010 because of the possibility that legal proceedings would lengthen the collection time significantly.

A loan classified as Special Mention has potential weaknesses that deserve management's close attention. If left uncorrected, these potential weaknesses may affect the likelihood of repayment for the loan or result in deterioration of the bank's credit position at some future date. The Substandard rating is applicable to loans having a well-defined weakness in the liquidity or net worth of the borrower or the collateral that could jeopardize the liquidation of the debt. Well-defined weaknesses could include deterioration in the borrower's financial condition or cash flows, significant changes in the value of underlying collateral, or other indicators of weakness. A loan classified as Doubtful has all the weaknesses inherent in one classified substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. Loans classified Loss are considered uncollectible and of such little value that their continuance as bankable assets is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather that it is not practical or desirable to defer writing off this asset even though partial recovery may be affected in the future.

Loans in all of the above categories (special mention, substandard, doubtful, and loss) are reviewed individually for impairment (see table below) and to determine which category they will be placed in for purposes of the calculation of the allowance for loan losses. Additional assets may also be individually evaluated for impairment. Credit quality indicators are updated semi-annually unless circumstances warrant a change in the rating, which is updated as soon as practicable.

Delinquent loans and loans on non-accrual are presented by portfolio segment in the table below.

	December 31, 2011		December 31, 2010
	Past due 30-89 Days	Nonaccrual or Past due over 90 Days	Past due 30-89 Days	Nonaccrual or Past due over 90 Days

Loans secured by real estate – construction	$ -	$ 2,387,142	$ 891,035	$ 7,218,012
Loans secured by real estate – single family (1)	141,289	105,541	1,977,519	1,522,290
Loans secured by real estate – multi-family	-	692,673	-	-
Loans secured by real estate –nonfarm, nonresidential	308,700	899,932	-	-
Commercial and industrial loans	18,055	-	-	992,027
Consumer loans	-	-	-	-
Total	$ 468,044	$ 4,085,288	$ 2,868,554	$ 9,732,329

(1)     Includes HELOC loans.

Management closely monitors delinquent loans. Construction loans past due on nonaccrual as of December 31, 2011 decreased from December 31, 2010 primarily due to completion of the foreclosure process. As of December 30, 2011 construction loans on nonaccrual are comprised of three loans. Of those three, one loan continues to pay as agreed and is not in foreclosure. Of the remaining 2 loans, one loan represents 84% of the remaining balance, and is collateralized by vacant commercial property. Management has evaluated the relationship and the underlying collateral and believes that the value of the collateral is adequate to cover the Company's investment in the related loans if foreclosure is ultimately required.

The table below details amounts of loans collectively or individually evaluated for impairment by portfolio segment.

	December 31, 2011		December 31, 2010
	Collectively reviewed for impairment	Individually reviewed for impairment	Collectively reviewed for impairment	Individually reviewed for impairment

Loans secured by real estate – construction	$ 16,220,851	$ 10,590,482	$ 29,029,669	$ 12,825,669
Loans secured by real estate – single family (1)	12,476,480	1,865,052	15,321,194	4,283,749
Loans secured by real estate –nonfarm, nonresidential	33,809,132	6,196,487	40,979,572	2,100,653
Loans secured by real estate – multifamily	1,001,415	692,673	1,793,400	-
Commercial and industrial loans	9,313,218	528,502	11,422,691	1,158,150
Consumer loans	686,857	216	995,788	3,665
Total	$ 73,507,953	$19,873,412	$ 99,542,314	$ 20,371,886

(1)     Includes HELOC loans.

Impaired loans by portfolio segment, the majority of which are included in the table above, as of the dates indicated, were as follows:

	December 31, 2011
	Unpaid Principal Balance	Recorded Investment	Related Specific Reserves	Average Impaired Investment	Interest Income
Loans secured by real estate – construction/development	$ 3,026,785	$ 2,785,868	$ 16,492	$ 4,062,190	$ 97,871
Loans secured by real estate – single family	477,466	472,012	6,287	485,819	27,347
Loans secured by real estate – multi-family	692,673	692,673	-	694,595	39,848
Loans secured by real estate –nonfarm, nonresidential	1,387,683	1,207,728	17,600	1,300,751	68,453
Commercial and industrial	53,607	53,607	-	60,096	5,027
Consumer loans	-	-	-	-	-

Total impaired loans (1)	$ 5,545,191	5,211,888	$ 40,379	$ 6,603,451	$ 235,548
Less related allowance for loan losses		(40,379)
Net nonperforming loans		$ 5,171,509

(1)     Includes loans on nonaccrual.

	December 31, 2010
	Unpaid Principal Balance	Recorded Investment	Related Specific Reserves	Average Impaired Investment	Interest Income
Loans secured by real estate – construction/development	$ 7,355,282	$ 7,218,013	$ 51,280	$ 7,780,357	$ 106,259
Loans secured by real estate – single family	2,269,366	2,137,335	3,287	2,185,276	82,340
Loans secured by real estate – multi-family	-	-	-	-	-
Loans secured by real estate –nonfarm, nonresidential	152,310	152,310	-	155,526	10,946
Commercial and industrial	1,129,662	1,129,662	292,000	1,137,190	9,681
Consumer loans	1,869	1,869	1,869	2,158	415

Total impaired loans (1)	$ 10,908,489	10,639,189	$ 348,436	$ 11,260,507	$ 209,641
Less related allowance for loan losses		(348,436)
Net nonperforming loans		$ 10,290,753

(1)     Includes loans on nonaccrual.

Reappraisals are routinely ordered when a loan is collateral dependent and showing signs of weakness. Specifically, the Company's reappraisal policy states that collateral for single family construction loans will be reappraised if the home is complete and remains unsold for twelve months, or if the original loan has been outstanding for eighteen months. For development loans, if lot absorption varies from the original appraiser's estimates by 25% or more, the collateral will be reappraised. Additionally, the Company's guidelines require that real property be appraised prior to renewal, modification, or extension of the loan. Collateral will also be reappraised if there is any indication that the collateral may have decreased significantly in value. An evaluation, rather than a full, certified appraisal, may or may not be used after consideration of the risk involved with the transaction, and the need to remain within safe and sound banking practices. If the value of collateral decreases significantly upon reappraisal, the Company may take any one or a combination of steps to protect its position. Possible actions include requesting additional collateral from the borrower, requiring the borrower to make principal reductions on the loan, or charge-off of a portion of the loan balance.

The Bank accounts for impaired loans in accordance with a financial accounting standard that requires all lenders to value a loan at the loan's fair value if it is probable that the lender will be unable to collect all amounts due according to the terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis taking into consideration all the circumstances of the loan and the borrower, including the length of the delay, reasons for the delay, the borrower's payment record and the amount of the shortfall in relation to the principal and interest owed. The fair value of an impaired loan may be determined based upon the present value of expected cash flows, market price of the loan, if available, or value of the underlying collateral. Expected cash flows are required to be discounted at the loan's effective interest rate. The Bank's loan portfolio is largely dependent on collateral for repayment if the borrower's financial position deteriorates. Therefore, the most common type of valuation is to determine collateral value less disposal costs in order to determine carrying values for loans deemed impaired. The Company has no interest income recognized on impaired loans that represents the change in present value attributable to passage of time.

Troubled Debt Restructurings

Loans which management identifies as impaired generally will be nonperforming loans or restructured loans (also known as "troubled debt restructurings" or "TDR's"). As a result of adopting the amendments in ASU 2011-02, at the end of the third quarter of 2011 the Company reassessed all restructurings that occurred on or after the beginning of the fiscal year of adoption (January 1, 2011) to determine whether they were considered troubled debt restructurings under the amended guidance. The Company identified no loans as TDRs for which the allowance for loan losses had previously been measured under a general allowance methodology.

The table below summarizes loans designated as TDR's during the year ended December 31, 2011.

	For the year ended December 31, 2011
Troubled Debt Restructurings	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Real estate-construction/development	2	$ 1,993,166	$ 1,993,166
Real estate-single family	3	339,430	339,430
Real estate- nonfarm, nonresidential	2	489,248	489,248
Total	7	$ 2,821,844	$ 2,821,844

Troubled Debt Restructurings that subsequently defaulted (1) during the period:	Number of Contracts		Recorded Investment

Real estate-construction/development	2		$ 2,087,285
Real estate-nonfarm, nonresidential	1		238,400

Total	3		$ 2,325,685

(1)     Loans are considered in default when the situation indicates that the loan will be repaid via foreclosure of the collateral, or if the loan is placed on nonaccrual for specific circumstances other than foreclosure of the collateral.

During the year ended December 31, 2011, the Bank modified seven loans that were considered to be troubled debt restructurings. We extended the terms for three of these loans and the interest rate was lowered for one of these loans. For three of the loans, payments were changed from amortizing payments to interest only payments.

Nonperforming Loans

Nonperforming loans include nonaccrual loans or loans which are 90 days or more delinquent as to principal or interest payments. As of December 31, 2011, the Bank had nonaccrual loans of $4.1 million representing 9 loans, a decrease of $5.6 million from December 31, 2010. All of these loans are secured by real estate. In addition to loans on nonaccrual, as of December 31, 2011, management considers another $1.1 million of loans impaired, all of which are TDR's. Management routinely assesses the collateral and other circumstances associated with impaired loans in an effort to determine the amount of potential impairment. These loans are currently being carried at management's best estimate of net realizable value, although no assurance can be given that no further losses will be incurred on these loans until the collateral has been acquired and liquidated or other arrangements can be made.

The foreclosure process is lengthy (generally a minimum of six months and often much longer), so loans may be on nonaccrual status for a significant time period prior to moving to other real estate owned. As soon as the amount of impairment is estimable, the amount of principal impairment is generally charged-off against the allowance for loan losses. However, until losses and selling costs can be estimated via appraisal or other means, a portion of the allowance may be allocated to specific impaired loans. The timing of the appraisal varies from loan to loan depending on the Bank's ability to access the property. As of December 31, 2011 the allowance for loan losses included approximately $40,379 of reserves specifically related to impaired loans. Of that amount, a majority is related to selling costs.

Management's estimates of net realizable value or fair value of real estate collateral are obtained (on a nonrecurring basis) using independent appraisals, less estimated selling costs. Estimates of net realizable value for equipment and other types of personal property collateral are estimated based on input from equipment dealers and other professionals. If an appraisal is not available or management determines that fair value of the collateral is further impaired below the appraised value and there is no observable market price, the Company records the impaired loan as determined by Level 3 inputs as defined by FASB ASC 820, "Fair Value Measurements and Disclosures."

Potential Problem Loans

Management identifies and maintains a list of potential problem loans. These are loans that are not included in nonaccrual status or impaired loans. A loan is added to the potential problem list when management becomes aware of information about possible credit problems of borrowers that causes serious doubts as to the ability of such borrowers to comply with the current loan repayment terms. These loans are designated as such in order to be monitored more closely than other credits in the Bank's portfolio. There were loans in the amount of $2.3 million that have been determined by management to be potential problem loans at December 31, 2011. These loans are generally secured by various types of real estate, but may also be secured with other types of collateral. Should potential problem loans become impaired, management will charge-off any impairment amount as soon as the amount of impairment can be determined.

Concentrations of Credit

The Company makes loans to individuals and businesses in and around Upstate South Carolina for various personal and commercial purposes. The Bank has a diversified loan portfolio and the borrowers' ability to repay their loans is not dependent upon any specific economic sector. The Bank monitors concentrations in its customer base using the North American Industry Codes ("NAIC") and using certain regulatory definitions. As of December 31, 2011, the Bank has concentrations of credit in real estate rental and leasing, accommodation and food services, construction, retail trade, health care and social assistance, and other services, which by NAIC category comprise over 25% of Tier 1 Capital adjusted for the allowance for loan losses. The Bank also has concentrations in loans collateralized by real estate according to the regulatory definition. Included in this segment of the portfolio is the category for construction and development loans. While the Bank does have a concentration of loans in this category, the Bank's business is managed in a manner intended to help reduce the risks normally associated with construction lending. Management requires lending personnel to visit job sites, maintain frequent contact with borrowers and perform or commission inspections of completed work prior to issuing additional construction loan draws. Under current policy, loans are limited to 80% of cost of construction projects, and borrowers are required to meet minimum net worth requirements and debt service coverage ratios.

Projects for construction of single family homes are generally limited to those projects with contracts for sale where the ultimate owner has a significant investment in the contract. These policies may be considered stricter than policies in place when some of the Bank's currently outstanding loans were originated. However, as loans mature or as new loans are made, the current guidelines described above would be used to underwrite construction loans. The Company does not currently have any acquisition and development loans with interest reserves.

Construction loans in the Company's portfolio can be further divided into the following sub categories as of December 31, 2011:

December 31, 2011
Single family residential construction loans	$ 2,610,422
Acquisition and development loans	6,968,599
Other construction and land loans (1)	17,232,312
$ 26,811,333

(1)     Includes loans collateralized by vacant land and loans not development-related.

Reappraisals are routinely ordered when a loan is collateral dependent and showing signs of weakness. Specifically, the Company's reappraisal policy states that collateral for single family construction loans will be reappraised if the home is complete and remains unsold for twelve months, or if the original loan has been outstanding for eighteen months. For development loans, if lot absorption varies from the original appraiser's estimates by 25% or more, the collateral will be reappraised. Loans with weaknesses that are collateralized with partially constructed projects are generally appraised both "as is" and "as completed." A determination is then made as to the likely disposition of the loan, whether the borrower retains the collateral and completes the project or whether the Company will ultimately foreclose and complete the construction following foreclosure. If foreclosure and completion by the Company are deemed the most likely scenario, and the cost to complete exceeds the collateral value, then the amount of cost to complete in excess of the as completed value of the collateral will generally be charged to the allowance for loan losses. To date very few impaired loans have been returned to accrual status as the result of updated appraisals. However, depending on specific circumstances, loans could potentially return to accrual status if the repayment prospects for the loan have changed significantly. Loans returned to accrual status will generally need to perform for a period of six months prior to being returned to accrual status, unless the underlying characteristics have significantly been altered in a positive manner.

The category "Loans secured by real estate- single family, including HELOC" contains home equity lines of credit in the amount of $6.0 million and $7.6 million as of December 31, 2011 and 2010, respectively. This portion of the single family real estate secured portfolio includes some loans with first liens on the underlying collateral and some second liens. All home equity line loans are variable rate loans with interest rate floors. As of December 31, 2011, approximately $30.9 million or 33.1% of total gross loans, including home equity line loans, were variable rate loans.

The FHLB has a blanket lien on certain types of the Company's loans as collateral for FHLB advance borrowings. See Note 10. The Reserve Bank has a lien on certain other loan types should the Bank borrow from the Discount Window. As of December 31, 2011 there were no borrowings from the Discount Window of the Reserve Bank.

Activity in the allowance for loan losses for the years ended December 31, 2011, 2010, and 2009 is summarized in the table below.

	Year ended December 31,
	2011	2010	2009

Allowance for loan losses, beginning of year	$ 2,703,430	$ 2,695,337	$ 1,698,563
Provision for loan losses	670,000	1,260,000	2,955,000
Charge-offs	(1,355,328)	(1,251,907)	(1,958,726)
Recoveries	24,338	-	500

Allowance for loan losses, end of year	$ 2,042,440	$ 2,703,430	$ 2,695,337

Activity for the year ended December 31, 2011 in the allowance, by portfolio segment, is presented in the table below.

	Loans Secured by Real Estate
	Construction	Single family (1)	Nonfarm, nonresidential	Multifamily	Commercial and industrial	Consumer	Unallocated	Total
	(Dollars in thousands)
Beginning Balance	$ 1,093	$ 361	$ 341	$ 4	$ 526	$ 16	$ 362	$ 2,703
Provision	485	407	299	(2)	(303)	(1)	(215)	670
Charge-offs	(783)	(352)	(100)	-	(120)	-		(1,355)
Recoveries	-	-	-	-	24	-	-	24
Ending Balance	$ 795	$ 416	$ 540	$ 2	$ 127	$ 15	$ 147	$ 2,042

(1)     Includes home equity lines of credit.

The Company, through the Bank, analyzes charge-offs and calculates its estimate of the allowance for loan losses using regulatory call report codes. The codes are well-defined categories for loans and are generally based on various types of collateral. Since the Bank generally lends on various types of real-estate collateral, the regulatory call report codes provide a defined, consistent system for tracking loan balances and charge-offs. These codes are also useful in comparing the Bank to its regional community bank peers. The Bank's historical charge-off rates, by call code, are calculated, reviewed for additional subjective factors that should be considered for the current outlook, and then applied to ending balances of loans not specifically reviewed for impairment. These estimates, along with the loans specifically reviewed for impairment, are used in the analysis of the adequacy of the allowance for loan losses completed on a quarterly basis. As described in Note 1, loans rated OAEM (or Special Mention), Substandard, Doubtful, or Loss are individually evaluated for impairment, and the estimate of the amount of allowance for loan losses is computed based on individual facts and circumstances, such as appraised value of collateral, and similar factors.

Charge-offs, net of recoveries, for the years ended 2011, 2010 and 2009 were categorized by regulatory call report code as follows:

	Year ended December 31,
	2011	2010	2009

Loan secured by real estate –construction/development	$ 783,211	$ 978,425	$ 882,684
Loan secured by real estate –single family	351,549	249,034	250,072
Loan secured by real estate –nonfarm, nonresidential	100,527	-	156,643
Commercial and industrial loans	120,041	21,315	668,829
Loans to consumers	-	3,133	500
Total charge-offs	1,355,328	1,251,907	1,958,728
Recoveries	(24,338)	-	(500)
Total net charge-offs	$ 1,330,990	$ 1,251,907	$ 1,958,228

The allowance for loan losses is not restricted to specific categories of loans and is available to absorb losses in all categories. However, the Company has allocated the allowance for loan losses among the various segments of the portfolio. The allowance allocations as of December 31, 2011 and December 31, 2010 are presented in the table below.

	December 31,
	2011	2010

Loans secured by real estate –construction/development	$ 794,604	$ 1,093,200
Loans secured by real estate –single family, including HELOC	416,168	361,096
Loans secured by real estate –nonfarm, nonresidential	539,932	341,377
Loans secured by real estate –multifamily	2,504	4,484
Commercial and industrial	127,068	525,567
Consumer installment	15,439	15,914
Unallocated	146,725	361,792
Total allowance for loan losses	$ 2,042,440	$ 2,703,430